SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K (amended)

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 4, 2002

WINTER SPORTS, INC.
(Exact Name of Registrant as Specified in its Charter)

MONTANA
(State or Other Jurisdiction of Incorporation)

0-15030 (Commission File No.)	81-0221770 (I.R.S Employer Identification No.)

3910 Big Mountain Road, Whitefish, Montana (Address of Principal Executive Offices)	59937 (Zip Code)

(406) 862-1900 (Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Item 5 Other Events

The Company filed Form 8K on October 17, 2002 as an Item 4 event. However the filing should have been as an Item 5 event. This amended 8K is to amend that filing. There has been no change in the Registrant’s Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Winter Sports, Inc.

November 4, 2002	By /s/ Michael Collins —————————————— Michael Collins President & Chief Executive Officer (Principal Executive Officer)

2